EXHIBIT 10.10


GSHAMMER: 6290

C.L.C. NORTH ATTLEBORO TRUST
c/o Leatherbee & Co.
1330 Boylston Street
Chestnut Hill, Massachusetts  02167


                                                                   April 4, 1994

L.G. Balfour Company, Inc.
25 County Street
Attleboro, Massachusetts  02703

     Re:  John L. Dietsch Boulevard, North Attleboro, MA
          (Balfour Company Lease dated March 14, 1994)

Ladies and Gentlemen:

     Reference is made to the above-captioned lease (the "Lease"), dated as of March 14, 1994, in which you are named as Tenant and the undersigned is named as Landlord. Terms which are defined in the Lease shall have the same respective meanings when used herein.

     The purpose of this letter-agreement is to memorialize certain additional agreements between us as Landlord and Tenant under the Lease, supplementing the terms and provisions thereof.

     Reference is also made to the Landlord's inducement payment (the "Inducement Payment") referred to in Section 13.26 of the Lease. Pursuant to the provisions of said Section 13.26, the Inducement Payment is required to be paid upon satisfaction of the requirements and conditions more particularly set forth therein, including the completion and payment in full for the Tenant's Work referred to in the Lease. In order to facilitate the initial remodelling and other construction to be performed pursuant to the terms and provisions of the Lease, and the "progress payments" required therefor, Tenant has requested and the parties hereby agree as follows:

     1. Both the Landlord's Work and the Tenant's Work referred to in the Lease to be performed promptly following the execution and delivery thereof (collectively, the "Work") shall be performed pursuant to a construction contract (the "Construction Contract") to be entered into by and between Tenant (as "Owner") on the one hand, and the contractor

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selected by  Landlord  and Tenant to perform  said work,  Dacon  Corporation  of
Natick, MA (herein referred to as the "General Contractor"). The Construction Contract will be finalized by Tenant and the General Contractor with the assistance of the Project Architect (referred to below); and the Construction Contract (including any amendments thereto) will be subject to the Landlord's prior written approval with respect to the Landlord's Work-related provisions (which approval shall not unreasonably be withheld or delayed).

     2. Landlord hereby confirms and agrees that Tenant is authorized, subject to and in accordance with all applicable provisions of the Lease (including the provisions contained in this letter-agreement), to cause the Work to be performed and, in that regard, to enter into the Construction Contract with the General Contractor and to be named therein and have the rights and obligations thereunder of the Owner referred to therein (said Construction Contract contemplated to be in the form of the Abbreviated Form of Agreement Between Owner and Contractor known as AIA Document A107, with such changes as may be agreed upon between the Tenant and the General Contractor, and approved to the extent required hereunder by the Landlord). Conversely, Tenant agrees to cause the Work to be performed and, in that regard, to enter into the Construction Contract, as aforesaid, and to act prudently in performing the role of the "Owner" under the Construction Contract in order reasonably to protect the Landlord's interests as well as those of the Tenant itself.

     Any and all warranties and guarantees running to or benefitting the Tenant with respect to materials or labor, or both, comprising the Work, shall run to and for the benefit of Landlord (as its interests may appear) as well as Tenant; and, either the Construction Contract expressly shall so provide, or the Construction Contract shall permit the Tenant to assign the benefit thereof to Landlord and, in such event, the Tenant does hereby so assign (to benefit Landlord jointly with Tenant) any and all such warranties and guarantees to Landlord, and agrees reasonably to cooperate, to the extent (if any) required in any proceeding by Landlord to enforce any of the same. The Construction Contract shall provide for at least the normal and customary warranties and guarantees (in scope and duration) now consistent with good and accepted commercial construction industry standards and practices, including, without limitation, those contained in Article 18 of the Construction Contract with respect to Correction of Work and the usual fifteen (15) year complete roofing system warranty

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(as specified in the Final Plans and Specifications  referred to below). As long as Landlord shall make its payment advances to the Tenant hereunder in accordance with the requirements of the provisions of this letter-agreement with respect to the Landlord's Work and Tenant's Work, respectively, the Tenant shall be responsible, in turn, to pay the General Contractor therefor and, as set forth in the Lease, to discharge and to indemnify Landlord against any liens that may arise with respect to the Work, including the Landlord's Work (notwithstanding the last sentence of Section 13.6 of the Lease) (but nonpayment hereunder by Landlord pending satisfaction of the conditions to advances hereunder shall not diminish or otherwise affect Tenant's obligations under said
Section 13.6; and nothing herein shall derogate from the provisions of the Construction Contract).

     3. All of the Work shall be performed subject to and in accordance with the plans and specifications (the "Final Plans and Specifications") for the Landlord's Work and the Tenant's Work, all as prepared by the Project Architect (referred to below) and set forth in or determined with the approval of Landlord and Tenant in accordance with the provisions of the Lease (and, in particular, which were used in order to obtain the General Contractor's bid for the performance of all such Work, which bid was accepted by the parties in awarding the Construction Contract to the General Contractor).

     4. The architect responsible for this project, Dennis L. Roth, of Roth & Seelen, Inc., Hingham, MA (hereinafter referred to as the "Project Architect") will be responsible for monitoring and administering the Work (and, to the extent deemed by the parties to be necessary or appropriate, supplementary agreements have been, or will be, entered into between one or both of Landlord and Tenant, on the one hand, and the Project Architect, on the other hand, with respect to its architectural and related services relative to the Project).

     Because the Work includes both the Landlord's Work and the Tenant's Work referred to in the Lease, in the event of any cost overruns, if there shall be any question whether a particular cost overrun relates (in whole or in part) to the Landlord's Work for which the Landlord is responsible to pay, the Project Architect shall determine the extent to which the same would relate to Landlord's Work as aforesaid, and the Landlord shall be consulted and have a reasonable approval right over any change orders or the like resulting in any increased costs to the Landlord. Likewise, any change orders or the like resulting in a credit/cost savings shall be passed on to the appropriate party and the Project Architect shall, if and to the extent there is any question relative thereto, determine which party is entitled to any particular such credit/savings. Moreover, for each requisition for payment and each payment to be made pursuant to the following provisions hereof with respect to the Work, the Project Architect shall determine to what extent each such payment is attributable to Work which is Landlord's Work and Tenant's Work, respectively; and, likewise, the Project Architect shall determine the dates of substantial completion of the Landlord's Work and Tenant's Work for the purposes of (and in accordance with the provisions relating thereto set forth in) the Lease.

     5. The Landlord shall make advances in order to make the payments to be made under the terms and provisions of the Construction Contract; but, subject to and in accordance with the provisions of this letter-agreement. In particular, the Landlord shall fund or cause to be funded an aggregate amount which shall not exceed the sum of (i) all amounts to be paid pursuant to the terms of the Construction Contract on account of the Landlord's Work; plus (ii) the lesser of: all amounts to be paid pursuant to the terms of the Construction Contract on account of the Tenant's Work; or, the $1,310,000 total amount of the Inducement Payment set forth in said Section 13.26. Any and all excess costs and expenses whatsoever with respect to the Tenant's Work shall be paid for by Tenant.

     6. All amounts which are advanced by the Landlord pursuant to the provisions hereof which relate to the Tenant's Work (but not any funds advanced which relate to the Landlord's Work) shall bear interest payable by the Tenant to the Landlord from the time advanced until the date (the "Inducement Payment Date") on which the Landlord's Inducement Payment becomes due and payable in full pursuant to the terms and provisions of said Section 13.26 of the Lease or the earlier repayment of such funds by Tenant to Landlord. Such interest shall accrue at an annual rate equal to nine percent (9%), shall be calculated on a daily basis and shall accrue and be payable on the actual number of days in the period from the time of advance until repaid (actually, or as imputed as of the Inducement Payment Date, as the case may be, as aforesaid). Such accrued interest only shall be paid by the Tenant to the Landlord monthly, in arrears, on the first day of each calendar month commencing June 1, 1994; and any and all such accrued interest, if not

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sooner paid,  shall be so paid no later than  together with the first payment of
Fixed Rent which shall become due and payable under the provisions of the Lease after the Inducement Payment Date (or the date of any earlier termination of the Lease).

     All such advances hereunder relating to the Tenant's Work and which bear interest as aforesaid are being treated for the purposes hereof as advances on account of the Landlord's Inducement Payment (and, thus, are referred to collectively and in the aggregate sometimes hereinafter as the "Inducement Payment Advance"), which Inducement Payment Advance the Tenant hereby promises to pay, in accordance with the provisions hereof, to the order of Landlord, on or before the Inducement Payment Date (or the date of any earlier termination of the Lease). To the extent of all advances on account of the Inducement Payment Advance which remain outstanding on the Inducement Payment Date, upon the occurrence of said date, the full amount of the Inducement Payment (or the portion thereof equal to the aggregate amount of Landlord's said Inducement Payment Advance, as the case may be) shall be imputed and otherwise considered for all purposes to have been paid to Tenant (on account of the Landlord's obligations under said Section 13.26) by virtue of repayment to Landlord of the Inducement Payment Advance; and, correspondingly, shall be imputed and considered for all purposes to have been applied to repayment of the Inducement Payment Advance as of said Inducement Payment Date. In the unlikely event of a net savings under the Construction Contract such that the total amount to be paid thereunder with respect to the Tenant's Work ultimately is less than the amount of the Inducement Payment specified in the Lease, then, notwithstanding the amount of the Inducement Payment set forth in said Section 13.26 of the Lease, the Landlord shall be relieved of its obligation to pay such portion of the Inducement Payment as is equal to the excess of the total amount thereof above the amount actually required in order to pay in full all amounts under the Construction Contract payable on account of the Tenant's Work. In the event any amounts payable under the Construction Contract on account of the Work are not advanced by Landlord when due in accordance with the provisions hereof, then Tenant may notify Landlord thereof (and, if applicable, that Tenant intends to make such advance on Landlord's behalf) and, if Landlord's failure to make such advance continues for ten (10) days after its receipt of such notice, same shall constitute a default by Landlord hereunder for which Tenant shall have the right to make such advance (and recoup same from Landlord, with

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interest  at the  rate  provided  in the  Lease to  accrue  on late  Fixed  Rent payments) and shall have all other remedies for recoupment thereof available under the Lease and at law.

     7. Notwithstanding the provisions of Section 9.2 of the Lease requiring at least thirty (30) days advance notice of cancellations in insurance coverages, with respect to notices of cancellation for non-payment the insurer shall be required to give to the Landlord the maximum notice period generally available and given in accordance with good and accepted commercial real estate industry insurance practices and standards from time to time; but, in no event shall the insurer be required to give more than thirty (30) days notice and, in any event, the insurer shall never be permitted to give the Landlord less than ten (10) days advance notice of any such cancellation for non-payment. Moreover, the requirements of said Section 9.2 that the Tenant carry rental loss insurance shall be considered satisfied if and to the extent the Landlord actually is protected against rental loss under the Lease by virtue of the Tenant's so-called business interruption coverage all as if the Tenant had maintained independent so-called rental loss coverage as otherwise required under and in accordance with the provisions of said Section 9.2.

     8. While the Lease itself actually was executed and delivered, and bears the date, as of March 14, 1994, and will continue for identification purposes so to do, nonetheless the term of the Lease for all purposes (including the commencement of Tenant's responsibilities relative to the Property) shall not be considered to have commenced until, and shall commence on, the date of this letter-agreement.

     9. Attached hereto, incorporated herein and made a part hereof are the "Terms and Conditions Applicable to Advances", which set forth the conditions precedent to and procedure for obtaining advances of the funds required in order to pay for the Work being performed under the Construction Contract (including the portions thereof attributable to the Tenant's Work and, thus, comprising part of the aforesaid Inducement Payment Advance, as well as the portions thereof attributable to the Landlord's Work).

     10. The provisions hereof shall for all purposes be considered to be part of and included in the Lease. The Lease is hereby ratified and, as modified and affected hereby, remains in full force and effect.

     11. The Project Architect, by its signature hereto, hereby joins in this letter-agreement for the purposes of confirming its agreement to be bound by such obligations set forth hereinabove as are applicable to the Project Architect (but not to any other obligations).

     12. Julian Cohen, of Palm Beach, Florida, one of the beneficial owners of the Landlord, by his signature hereto, hereby joins in this letter-agreement, and thus does hereby confirm and agree to be bound by, and unconditionally and directly (without the need first to resort to the Landlord or its property) to guarantee and does hereby guarantee the performance by the Landlord of, such obligations set forth hereinabove as are applicable to the Landlord (but not to any other obligations) including, without limitation, the obligation to make advances to be made by the Landlord as set forth in Paragraph 5 of this letter-agreement.

     If there is anything amiss in the foregoing, please let us know. If, on the other hand, everything appears to be in order, kindly arrange for this letter-agreement and the four (4) enclosed photocopies to be signed on behalf of the Tenant and joined in by the Project Architect (where indicated below), and then for two (2) of those countersigned copies to be returned to the undersigned and the third to be forwarded to the Project Architect, whereupon this letter-agreement shall take effect under seal and the Lease shall be treated as having been amended hereby.

                                  Yours truly,

                                    /s/William B. Leatherbee

                                    /s/ Sandra K. Cummings


                                   Trustees of C.L.C. North Attleboro Trust, for them- selves and their co-Trustee, but in their fiduciary capacity only, and without personal liability

                                   [LANDLORD]

CONFIRMED AND AGREED AS AFORESAID:

L.G. BALFOUR COMPANY, INC.

By: /s/ Francis X. Correra
   Its Executive Vice President
   Hereunto duly authorized

           [TENANT]


JOINED IN UNDER SEAL FOR THE PURPOSES SET FORTH HEREINABOVE:


                              ROTH & SEELEN, INC.

                                   By: /s/ Dennis L. Roth
                                      Dennis L. Roth, President
                                      Hereunto duly authorized

                                        [Project Architect]

                                /s/ Julian Cohen
                                   Julian Cohen, individually



GSHAMMER: 6290

TERMS AND CONDITIONS APPLICABLE TO ADVANCES

     The following set forth the conditions precedent to and procedure for obtaining the advances being made by the Landlord to the Tenant in accordance with the provisions of the Lease (and, in particular, the foregoing letter-agreement, which is part thereof):

     I.   Conditions on Advances.

          Prior to the first advance, and as a condition to the Tenant's right to receive the first and any subsequent advances hereunder for application to the payments under the Construction Contract, there shall be furnished to the
Landlord:

          a. Such evidence as the Landlord may reasonably require that the Work complies with all applicable federal, state, and local laws, rules, regulations, codes, requirements and ordinances applicable thereto. A building permit(s), as required therefor, prior to commencement of the Work, and a final certificate(s) of occupancy for the Buildings for their intended use, upon completion of the Work, shall satisfy the foregoing, unless the Project Architect notifies Landlord and Tenant of additional legal requirements which need to be met.

          b. A Certificate from the Project Architect in the form of the Architect's Certificate attached hereto, and acceptance thereof by the Landlord such acceptance not unreasonably to be withheld or delayed.

          c. A Certificate from the General Contractor in the form of the "Contractor's Certificate" attached hereto, acceptance thereof by the Project Architect, and acceptance thereof by Landlord such acceptance not unreasonably to be withheld or delayed.

          d. A Certificate from the Tenant in the form of the "Tenant's Certificate" attached hereto, and acceptance thereof by the Landlord such acceptance not unreasonably to be withheld or delayed.

          e. A requisition from the General Contractor, and acceptance thereof by the Project Architect, which requisition shall, subject to the following, be in normal and customary AIA form reasonably acceptable to the Landlord.

          f. A recordable lien waiver in normal and customary AIA form reasonably acceptable to the Landlord from the General Contractor and each subcontractor (and/or other party) performing labor or furnishing materials with respect to the Work, waiving any and all liens attributable to labor and materials furnished by the General Contractor and such subcontractors (and any other such parties) in connection with the Work through the requisition date (partial or full and final, as the case may be, and which may be conditional upon receipt of a specified amount corresponding to such labor and/or materials furnished through the applicable requisition date). Said lien waivers shall likewise contain the normal and customary indemnity agreement of the General Contractor (or the subcontractor, as the case may be) as to any labor and/or materials furnished through the requisition date by such party or any of its subcontractors (and any other parties) furnishing labor or materials to or for it with respect to the Work through the requisition date. Notwithstanding the foregoing lien waiver requirement, the Landlord shall not require that lien waivers be provided by any subcontractor which is providing labor or materials the total value of which does not exceed $10,000.00 with respect to the Work, as certified to the Landlord by the General Contractor and the Architect; provided, however, that the requirement for lien waivers shall not hereby be waived with respect to subcontracts totalling more than $50,000.00 in aggregate value.

          g. Such evidence as may reasonably be required by the Landlord confirming that there is then in full force and effect all insurance required to be carried by or on behalf of the Tenant, the General Contractor and sub-contractors, relating to the performance of the Work, and that the Landlord (and its identified mortgagee, if any) is named as additional insured on all such policies (except for workers' compensation policies).

          h. A letter from the General Contractor and addressed to the Landlord, stating that the General Contractor will give written notice to the Landlord of and will give the Landlord ten (10) days in which to remedy any default by the Tenant under the Construction Contract and that if the Landlord agrees with the General Contractor to assume the obligations of the Tenant under the Construction Contract, and the Construction Contract is assigned by the Tenant to the Landlord or the Lease is terminated, the General Contractor will recognize such assumption and will perform its obligations under the Construction Contract for the benefit of the Landlord provided that the Landlord shall perform all obligations of the Tenant thereunder and requests that the General Contractor complete the work thereunder for the Landlord.

          It is understood and agreed that if the Lease shall be terminated then, at the Landlord's option, the Landlord may proceed as contemplated in the preceding paragraph to elect to assume the Tenant's position under the Construction Contract (but Landlord shall not be obligated so to do).

          In addition, each such advance hereunder shall be conditioned upon the Tenant having paid all charges, if any, then to have been paid pursuant to applicable provisions of the Lease and there then being no uncured default in any of the obligations of the Tenant thereunder.

     II.  Procedure for Making Advances.

          Advances hereunder are to be made by the Landlord under the following additional conditions and in accordance with the following procedure:

          a.   Advances may be requested no more often than monthly.  Five
(5) business days at least before the date upon which an advance is requested, the Tenant or Project Architect will give notice to the Landlord specifying the approximate amount of the advance which will be desired. Each such request for an advance hereunder shall be made in writing to the Landlord and shall be considered to have been made upon the satisfaction of all of the applicable conditions, including receipt by the Landlord of the certificates, etc. expressly required, as set forth in the foregoing Part I of these Terms and Conditions. Each such requested advance shall be made by the Landlord promptly upon the satisfaction of said conditions applicable to the advance in question (or the waiver by Landlord of any then unsatisfied conditions), and in no event more than five (5) business days after the satisfaction (or waiver) thereof.

          The final advance hereunder shall also be conditioned upon the furnishing to Landlord of a final copy of the "as-built" plans reflecting the physical condition of the Buildings with the Work having been completed.

          b. In no event shall any advance allocable to a payment on account of the Construction Contract exceed an amount equal to ninety percent (90%) of the total value of work and materials theretofore completed, approved and installed in the Premises less the sum of all payments theretofore made against construction. However, an advance may be made hereunder for the purpose of making final payment of any balance to any subcontractor after full and final completion of the Work or the portion thereof being performed by such subcontractor and delivery to the Landlord of such evidence as may be reasonably required to assure the Landlord that no claim may thereafter arise with respect to such subcontractor's work which might result in the filing or attachment of a lien affecting the Premises or the Landlord. Further, an advance may be made for the purpose of making final payment of any balance due to the General Contractor after full and final completion of the Work within the scope of the Construction Contract and delivery to the Landlord of such evidence as may be reasonably required to assure the Landlord that no claim may thereafter arise on account of the General Contractor's work or any subcontractor's work as a result of which any lien may arise affecting the Premises or the Landlord.

     III. Miscellaneous.

          a. Without at any time waiving any of the Landlord's rights hereunder, the Landlord shall have the right to make any advance without satisfaction of each and every condition thereto; and the Landlord shall have the right, notwithstanding a waiver relative to the first or any other prior advance, to refuse to make any and all subsequent advances until each and every condition hereof (and any other applicable provisions of the Lease) have been satisfied.

          b. Advances shall be applied only to the Construction Contract costs and expenses incurred by the Tenant in connection with the Work which are required to be paid out-of-pocket by the Tenant.

 *      *      *      *      *      *      *

ARCHITECT'S CERTIFICATE



TO:                            (The "Landlord")

RE:                            (The "Tenant")

     CONSTRUCTION OF

                               (The "Project")

     The  undersigned,   acting  as  the  Project   Architect   supervising  the
above-mentioned Project, does hereby certify to the Landlord as follows:

     1. I have examined the Requisition being submitted herewith to the Landlord by the Tenant, which Requisition includes a request for payment from (the "General Contractor") constructing the above-referenced Project in the amount of $ .

          I find that the amount of the payment so requested by the General Contractor does not exceed (when added to the Requisitions heretofore paid to the General Contractor) ninety percent (90%) of the value of labor and materials incorporated at the Site of the Project (and of the value of materials suitably stored therein for which, in my opinion, reasonable security measures are in effect). Accordingly, in my opinion, the General Contractor is entitled to payment under its Construction Contract dated .

     2. I hereby further certify that, to the best of my knowledge, information and belief (based upon normal and customary inquiries and periodic observations), all construction work in place conforms with the requirements of the most recently applicable edition of plans and specifications prepared by me for such construction and heretofore submitted to and approved by the Landlord and the Tenant, and that all such work also complies with applicable laws and regulations and Lease requirements of which I have any knowledge.

     3. I hereby further certify that, to the best of my knowledge, information and belief (based upon normal and customary inquiries and periodic observations), the lien waivers for the period through the date of the Requisition being submitted herewith, which lien waivers also are being submitted herewith to the Landlord by the General Contractor, include lien waivers from the General Contractor and from all subcontractors (and any other parties) furnishing labor or materials in connection with the Work through the date of said Requisition (excepting those, if any, which are not required under the Lease and Construction Contract terms) and waiving any and all liens attributable thereto.

     This Certificate is given to induce the Landlord to authorize an advance relative to the Project, and it is intended that the Landlord shall rely upon the same.

     IN WITNESS WHEREOF,                                         has
caused this Certificate to be signed in its corporate name by
                                   , its
       , being thereunto duly authorized.

                              By:
                              Its
                            Hereunto duly authorized


                                          ARCHITECT

Dated:

CONTRACTOR'S CERTIFICATE

TO:                                      (The "Landlord")

RE:                                      (The "Tenant")

      CONSTRUCTION OF

                                         (The "Project")

     The undersigned, General Contractor for the Project, does hereby certify to the Landlord as follows: --

1. Under date of , we entered into a Construction Contract (the "Construction Contract") with the Tenant for the construction of the Project. The Construction Contract is still in full force and effect. To the best knowledge and belief of the undersigned, the undersigned is not in default of any of its obligations legally due to the Tenant under the Construction Contract or of any of its obligations to any subcontractors, workmen or materialmen, for and with respect to work and materials supplied through and including the date of our Requisition dated , and submitted to the Landlord herewith.

2. That full payment has been made (or will from the proceeds of the requested advance be made) of all obligations incurred and which are legally due by the undersigned to subcontractors, workmen and materialmen for and with respect to all work and materials supplied through and including the date of our said Requisition, except, as to subcontractors, for customary retainage not exceeding ten percent (10%) of amounts earned by such subcontractors. Our said Requisition submitted herewith includes the Application and Certificate of Payment, completed and signed on behalf of the undersigned with respect to the Application and on behalf of the Project Architect with respect to the Certificate; and the information therein contained is true, complete and accurate.

3. Our said Requisition submitted herewith includes lien waivers (partial or full, as the case may be) which include the Landlord as a named releasee, executed and acknowledged by the undersigned General Contractor and, to the extent required under the provisions of the Construction Contract, by each and every subcontractor (and any other party) furnishing labor or materials through the date of our said Requisition with respect to the Project Work being performed under the Construction Contract, and waiving any and all liens attributable to labor and materials furnished through the date of our said Requisition by all such parties. This Certificate is given to induce the Landlord to authorize an advance relative to the Project, and it is intended that the Landlord shall rely upon the same. However, nothing herein shall be construed to amend or otherwise change or enlarge the terms and provisions of the Construction Contract itself or any rights and obligations of the General Contractor and the Tenant thereunder.

      IN WITNESS WHEREOF,                                     has
caused this Certificate to be signed in its corporate name by
                      , its                          , being
thereunto duly authorized.

                              By:
                              Its
                            Hereunto duly authorized

                                        GENERAL CONTRACTOR

Dated:

TENANT'S CERTIFICATE


TO:                                     (the "Landlord")

RE:  CONSTRUCTION OF                    (the "Project")

     The undersigned, Tenant under the lease (the "Lease") dated as of March 14, 1994, between the Landlord and the undersigned Tenant, covering the property on which the above-noted construction Project is being conducted under the Construction Contract (the "Construction Contract") between the undersigned and (the "General Contractor"), does hereby certify to the Landlord as follows: --

1. The undersigned hereby requests an advance under the terms and provisions of the Lease relating to the Project and the Work (as that term is used in the Lease) in an amount equal to the amount of the General Contractor's Requisition dated and being submitted to the Landlord together herewith.

2. The Tenant is not in default of any of its obligations under the provisions of the Lease and asserts no default on the part of the Landlord of any of its obligations under the provisions of the Lease.

3. The balance requested hereinabove to be advanced hereunder on account of the Tenant's Work, together with funds otherwise currently available to the Tenant (including, without limitation, Landlord's Inducement Payment under Section
13.26 of the Lease), are sufficient for the payment of all related direct and indirect costs for the completion of the portion of the Work constituting
Tenant's Work in accordance with all of the terms and provisions of the Construction Contract and the Lease; all funds advanced heretofore have been used and all funds to be advanced in accordance with this request shall be used to make payments due under the Construction Contract.

4. The Construction Contract is still in full force and effect and, to the best of the undersigned's knowledge, information and belief (based upon normal and customary inquiries and observations), the General Contractor is not in default of any of its obligations to the undersigned thereunder or to any subcontractor, workman or materialman for and with respect to work and materials supplied through and including the date of the General Contractor's Requisition being submitted to the Landlord herewith. Further, the

Construction Contract has not been modified or amended in any respect whatever, including, without limitation, the contract price, and there has been no change order except as disclosed in the Contractor's Certificate being submitted to the Landlord herewith (if any).

5. In all other respects, to the best of our knowledge, information and belief (based upon normal and customary inquiries and observation): all of the certifications contained in the Contractor's Certificate and the Architect's Certificate being submitted herewith and relating to the within request for advance, are true, complete and accurate; and all of the conditions on advances set forth in the applicable provisions of the letter-agreement comprising part of the Lease have been satisfied with respect to the advance being requested herein.

     This Certificate is given to induce the Landlord to make an advance relative to the Project, and it is intended that the Landlord shall rely upon the same.

     IN WITNESS WHEREOF,                                      has
caused this Certificate to be signed in its corporate name by
                     , its                     , being hereunto
duly authorized.


                                   By:
                                   Its
                                   Hereunto duly authorized

                                     TENANT



Dated: